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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Sonesta International Hotels Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

116 HUNTINGTON AVENUE, FLOOR 9

BOSTON, MASSACHUSETTS 02116

October 23, 2004

To Our Stockholders:

        You are cordially invited to attend a Special Meeting of Stockholders to be held on November 9 2004, at 9:00 a.m., notice of which is enclosed. The Meeting will be held at the Company's Corporate Offices, at 116 Huntington Avenue, Floor 9, Boston, Massachusetts. I hope that as many stockholders as possible will attend.

        Please date and sign the enclosed Proxy and return it in the accompanying envelope. This will not prevent you from voting in person at the Meeting if you so desire, in which case you may revoke your Proxy at that time. By returning your signed Proxy now, you can be sure that your vote will be counted even if you are not able to attend the Meeting.

Roger P. Sonnabend Executive Chairman of the Board

116 HUNTINGTON AVENUE, FLOOR 9

BOSTON, MASSACHUSETTS 02116

NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS
To be held on November 9, 2004

To the Stockholders of
    Sonesta International Hotels Corporation:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Sonesta International Hotels Corporation (the "Company"), will be held at the Company's Corporate Offices, at 116 Huntington Avenue, Floor 9, Boston, Massachusetts, on November 9, 2004, at 9:00 a.m., for the following purposes.

  1.
  To consider and act upon a proposal to amend the Company's Restated Certificate of Incorporation to comply with the rules and regulations of the Securities and Exchange Commission and NASDAQ, including eliminating portions of Article SEVENTH which include a requirement for annual stockholder election of the Company's auditors;

  2.
  To consider and act upon a proposal to amend the Company's By-laws to comply with the rules and regulations of the Securities and Exchange Commission and NASDAQ, including eliminating Article X which includes the manner of selection of the Company's auditors and a requirement for annual stockholder election of the Company's auditors; and

  3.
  To consider and transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

        Stockholders of record at the close of business on October 22, 2004 are entitled to notice of and to vote at the Meeting.

By Order of the Board of Directors,
[SIGNATURE TO COME] Boy van Riel Vice President and Treasurer

Dated: October 23, 2004

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
November 9, 2004

Solicitation of Proxies; Revocability

        The accompanying Proxy is solicited by the Board of Directors of the Company. All shares represented by the accompanying Proxy will be voted in accordance with the specified choice of the stockholders. In the absence of directions, the Proxy will be voted FOR the proposed amendment to the Company's Restated Certificate of Incorporation and FOR the proposed amendment to the Company's By-laws. The Proxy may be revoked at any time before it is exercised by notifying the Company in writing at the address listed on the Notice of Special Meeting of Stockholders, Attention—Office of the Vice President and Treasurer, by delivering a later signed proxy or by voting in person at the Meeting.

        All costs of solicitation of Proxies will be borne by the Company. In addition to solicitation by mail, the Company's Directors, officers and regular employees, without additional remuneration, may solicit Proxies by telephone, facsimile and personal interviews. Brokers, custodians and fiduciaries will be requested to forward Proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their out-of-pocket and clerical disbursements in connection therewith. This Proxy Statement and accompanying Proxy are first being mailed to stockholders on or about October 23, 2004.

Outstanding Voting Securities, Quorum, Voting Rights and Required Votes

        The outstanding voting securities of the Company as of October 22, 2004 consisted of [                        ] shares of common stock. Only stockholders of record at the close of business on October 22, 2004 will be entitled to vote at the Meeting.

        The presence at the Meeting, in person or by proxy, of stockholders entitled to cast at least one-third of the votes that all stockholders are entitled to cast at the Meeting will constitute a quorum. Shares represented by a properly signed and returned Proxy will be treated as present at the Meeting for purposes of determining a quorum, without regard to whether the Proxy is marked as casting a vote or abstaining. Shares represented by "broker non-votes" are treated as present for purposes of determining a quorum; however, shares voted by a broker on any issue other than a procedural motion will be considered present for all quorum purposes, even if the shares are not voted on every matter. A broker non-vote occurs on an item when a broker identified as the record holder of shares is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction has been received.

        Stockholders are entitled to one vote per share. The vote of the holders of a majority of the common stock outstanding for the proposal to amend the Company's Restated Certificate of Incorporation will be required to approve such proposal. A majority of the votes cast at the Meeting must be for the proposal to amend the Company's By-laws in order to approve such proposal.

        For purposes of determining the number of votes cast, only those cast "For" or "Against" are included. Under Securities and Exchange Commission rules, boxes are provided on the proxy card for stockholders to mark if they wish to abstain on one or more of the proposals. In accordance with New York State law, such abstentions and also broker non-voters are not counted in determining the votes cast in connection with proposals before the Meeting.

PROPOSAL 1
AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION

        As a result of an ongoing review of corporate structures and mechanisms in connection with implementing and responding to corporate governance issues and regulations adopted by NASDAQ and the Securities and Exchange Commission, the Company believes that certain amendments to the Company's By-Laws are necessary and appropriate.

        Rule 10A-3 of the Securities Exchange Act of 1934, as amended ("Rule 10A-3"), was recently promulgated by the Securities and Exchange Commission in accordance with the Sarbanes Oxley Act of 2002. Rule 10A-3 requires, among other things, that the audit committee of the board of directors of each company whose securities are listed on a national securities exchange or on an automated inter-dealer quotation system of a national securities association must be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed company, and each such registered public accounting firm must report directly to the audit committee.

        Rule 10A-3 further mandates that all national securities exchanges and national securities associations issue or modify their rules to comply with these standards. NASDAQ complied with Rule 10A-3 by amending section 4350(d) of the NASD Manual (the "NASDAQ Rules"), to provide that the audit committee of the board of directors of each listed company must have the specific responsibilities and authority necessary to comply with Rule 10A-3. Because the Company's common stock is quoted on NASDAQ, the Company is subject both Rule 10A-3 and the NASDAQ Rules, and its auditors must be part of a registered public accounting firm. The Company was required to be in compliance with these rules by the time of its annual meeting of stockholders, held on May 10, 2004.

        Accordingly, in May 2004, the Company's board of directors and audit committee approved an amended and restated audit committee charter. A copy is attached to this Proxy Statement as Appendix A. This revised charter provides, among other things, that the audit committee "shall be directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor."

        However, Article Seventh of the Company's Restated Certificate of Incorporation currently states:

    "SEVENTH: The corporation shall make and submit to its stockholders, at least once annually, a report which shall include a profit and loss statement and a balance sheet prepared in accordance with sound business and accounting policies. Each such report shall be certified by a firm of independent auditors of good standing, the selection of whom shall have been approved by the stockholders at their annual meeting for the year covered by such report." [Emphasis added.]

        The Company believes that the italicized language is in contravention of Rule 10A-3 and the NASDAQ Rules, as described above. In particular, such rules and regulations vest sole authority for the appointment and oversight of the Company's independent auditors with the audit committee and do not permit approval of the auditors by the stockholders. Furthermore, the laws of the State of New York, the state where Company is incorporated, do not require any of the actions required in Article Seventh.

        For all of the reasons described above, the Company's board of directors has approved and recommends for approval by the stockholders an amendment to the Company's Restated Certificate of Incorporation (the "Charter Amendment"), eliminating in Article Seventh the requirements to have the reports certified by independent auditors that have been approved annually by the Company's the stockholders. As amended, Article Seventh would read in its entirety as follows:

    "SEVENTH: The corporation shall make and submit to its stockholders, at least once annually, a report which shall include a profit and loss statement and a balance sheet prepared in accordance with sound business and accounting policies."

        The board of directors recommends that the stockholders approve the Charter Amendment in order to have sole authority for the appointment and oversight of the Company's independent auditors fully reside with the audit committee, as required by the rules regulations described above and in accordance with the Company's revised audit committee charter.

        The proposal will be adopted only if it receives the affirmative vote of a majority of the shares of the Company's outstanding common stock. The board of directors believes that the proposed Charter Amendment is in the best interests of the Company and its stockholders and recommends a vote FOR its adoption. Proxies received will be voted FOR the proposed amendment, unless otherwise indicated.

PROPOSAL 2
AMENDMENT TO THE COMPANY'S BY-LAWS

        Article X of the Company's By-laws currently provides for the manner of selection of the Company's independent auditors, including a requirement that the Company's independent auditors be elected by a plurality vote of stockholders at each annual meeting of stockholders. The full text of Article X of the Company's By-Laws currently states:

"ARTICLE X

Selection of Auditors and Annual Report

    The Corporation's books of account shall be examined annually by an independent firm of accountants who shall be selected in the manner herein set forth. The Board of Directors shall, prior to the annual stockholders' meeting in each year, recommend a suitable firm of public accountants to act as the Corporation's auditors for such year. The firm selected and any other firm or firms of public accountants submitted to the Board by stockholders of record, holding at least three percent (3%) of the vote to which the holders of all outstanding stock in the aggregate are entitled, shall be submitted to the stockholders for their consideration; and the public accountants to act as auditors of the Corporation for such year shall be elected by a plurality of the vote of stockholders at the annual meeting from among the firms so nominated. The certificate of the Corporation's auditors contained in the Corporation's annual report to the stockholders shall be addressed to the stockholders. The Corporation's auditors shall be required to furnish to each member of the Board of Directors a copy of their full report. The scope of the annual audit shall be arranged with the auditors by the Board of Directors. A representative of the auditors shall be required to attend the annual meeting of stockholders to answer questions and to make any explanation or statements they desire with respect to the accounts. A copy of the annual report to stockholders shall be mailed to stockholders at least twenty days prior to the annual meeting of stockholders in each year."

        The Company's board of directors has approved and recommends for approval by the stockholders an amendment to the Company's By-laws (the "By-law Amendment"), eliminating Article X in its entirety. As with the Charter Amendment discussed above and for the same reasons discussed above, the Company believes the By-law Amendment is necessary to give the Company's audit committee the responsibility and authority required to be in compliance with Rule 10A-3 and the NASDAQ Rules. In addition, the other provisions of Article X are not required by New York law and are otherwise separately covered by applicable Securities and Exchange Commission rules and regulations to which the Company is subject. Consistent with Rule 10A-3 and the NASDAQ Rules, the Company believes the subject matter of Article X should, and in some cases must, be left to the authority and discretion of the Company's audit committee.

        The board of directors recommends that the stockholders approve the By-law Amendment in order to have sole authority for the appointment and oversight of the Company's independent auditors fully reside with the audit committee, as required by the rules regulations described above and in accordance with the Company's revised audit committee charter.

        The proposal will be adopted only if a majority of the votes cast on this matter at the Meeting are voted in favor of this proposal. The board of directors believes that the proposed amendment is in the best interests of the Company and its stockholders and recommends a vote FOR its adoption. Proxies received will be voted in FOR the proposed By-law Amendment, unless otherwise indicated.

*            *            *

        If the Charter Amendment and the By-law Amendment are approved by the stockholders, the Company currently anticipates that the audit committee will make a decision to disengage Ernst & Young LLP ("EY"), the Company's current independent audit firm, and engage a new registered accounting firm to review and audit the Company's financial statements. In the Company's two most recent fiscal years, there were no disagreements between the company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreement in connection with the reports of EY. EY's reports on the Company's financial statements for the prior two fiscal years contained no adverse opinion and no disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

        Any decision the audit committee may make to dismiss EY and to engage a new audit firm would be based on the audit committee's review and analysis of all relevant facts and circumstances regarding EY and any potential new accounting firm. The audit committee is currently evaluating other firms' experience with similar companies, audit fee structures, personnel, independence and knowledge of the hotel industry, among other factors. The audit committee may determine that there are efficiencies in the marketplace which may be achieved by engaging a smaller, regional audit firm rather than one of the "Big Four" audit firms. Though the Company currently expects that the audit committee will retain a new firm if the Charter Amendment and the By-law Amendment are approved at the Meeting, it will not be required to do so and may choose not to do so.

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information as of October    , 2004 with respect to beneficial ownership of the Company's common stock by (1) all individuals serving as the Company's Chief Executive Officer or in a similar capacity during the fiscal year ended December 31, 2003; (2) the Company's other four most highly compensated executive officers during the fiscal year ended December 31, 2003 (together with the individuals meeting the criteria in (1) above, the "Named Executive Officers"); (3) the Company's Directors; and (4) persons known to the Company to be the beneficial owners of more than 5% of the Company's common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of Class
George S. Abrams, Director	2,750	*
Vernon R. Alden, Director	5,638	*
Joseph L. Bower, Director	400	*
Charles J. Clark, Director	504	*
Felix Madera, Vice President International	4,000	*
Alan M. Sonnabend c/o Sonesta Beach Resort 350 Ocean Drive Key Biscayne, FL 33149	291,000	7.9%
Jacqueline Sonnabend Executive Vice President 116 Huntington Avenue Boston, MA 02116	235,550	6.4%
Paul Sonnabend Executive Vice President and Director 116 Huntington Avenue Boston, MA 02116	338,584(2)	9.2%
Peter J. Sonnabend Chief Executive Officer and Director 116 Huntington Avenue Boston, MA 02116	220,224	5.9%
Roger P. Sonnabend Executive Chairman of the Board (as of December 2003) 116 Huntington Avenue Boston, MA 02116	268,370	7.3%
Stephanie Sonnabend Chief Executive Officer, President and Director 116 Huntington Avenue Boston, MA 02116	252,750	6.8%
Stephen Sonnabend 116 Huntington Avenue Boston, MA 02116	258,620(3)	7.0%
Jean C. Temple, Director	10,000	*
Hans U. Wandfluh, Vice President	8,000	*
All executive officers and Directors as a group (16 persons including those noted above)	1,673,190	45%

(1)
Shares are considered beneficially owned for the purposes of this Proxy Statement if held by the person indicated as beneficial owner, or if such person, directly or indirectly, through any contract,

  arrangement, understanding, relationship, or otherwise has the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of, such security, or if the person has the right to acquire beneficial ownership within 60 days.

(2)
Of these shares, 61,000 are held as a trustee of trusts for the benefit of Paul Sonnabend's children and grandchildren.

(3)
Includes 86,372 shares held in the name of KWEP Company, a nominee partnership that holds stock in the Company owned by the children of Stephen Sonnabend.

HOUSEHOLDING OF SPECIAL MEETING MATERIALS

        Some banks, brokers and other nominee record holders may participate in the practice of "householding" proxy statements and annual reports. This means that unless stockholders give contrary instructions, only one copy of this proxy statement may be sent to multiple stockholders in each household. The Company will promptly deliver a separate copy of this proxy statement to a stockholder if he or she calls or writes to the Company at the following address or telephone number: Office of the Treasurer, Sonesta International Hotels Corporation, 116 Huntington Avenue, Floor 9, Boston, Massachusetts 02116; (617) 421-5450. If a stockholder wants to receive separate copies of the Company's proxy statements or the Company's annual reports in the future, or if a stockholder is receiving multiple copies and would like to receive only one copy per household, he or she should contact his or her bank, broker or other record holder, or he or she may contact the Company at the above address or telephone number.

MISCELLANEOUS

        The Board of Directors does not know of any matters, other than those discussed in this Proxy Statement, which may come before the Meeting. However, if any other matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying Proxy to vote, or otherwise act, in accordance with their judgment on such matters.

By Order of the Board of Directors,
[SIGNATURE TO COME] Boy van Riel Vice President and Treasurer

Dated: October 23, 2004

        The Board of Directors hopes that all stockholders will attend the Meeting. In the meantime, you are requested to execute the accompanying Proxy and return it in the enclosed envelope. Stockholders who attend the Meeting may vote their stock personally even though they have sent in their Proxies.

Appendix A

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER
OF THE BOARD OF DIRECTORS OF
Sonesta International Hotels Corporation (the "Company")

A.    PURPOSE

The Audit Committee (the "Committee") shall assist the Board of Directors in overseeing:

  •
  the integrity of the Company's financial statements;

  •
  the Company's compliance with legal and regulatory requirements;

  •
  the independent auditor's qualifications and independence; and

  •
  the performance of the Company's internal audit function and independent auditors.

B.    STRUCTURE AND MEMBERSHIP

1.
Number. The Committee shall consist of at least three members of the Board of Directors.

2.
Independence. Each member of the Committee shall be "independent" as defined by the rules and regulations of the NASDAQ Stock Market ("NASDAQ") and Securities and Exchange Commission, except as otherwise permitted by such rules and Act. Additionally, each member of the Committee must not have participated in the preparation of financial statements of the Company or any subsidiary during the prior three years.

3.
Financial Literacy. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Company' Board of Directors in its business judgment in accordance with NASDAQ rules and regulations. At least one member of the Committee shall be an "audit committee financial expert" (as defined by applicable Securities and Exchange Commission rules).

4.
Chair. The Board of Directors shall elect a Chair of the Committee.

5.
Compensation. No member of the Committee may receive any consulting, advisory or other compensatory fee from the Company other than fees paid in his or her capacity as a member of the Board of Directors.

6.
Selection and Removal. Members of the Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's annual proxy statement), no member of the Committee may serve on the audit committee of more than three public companies, including the Company. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence requirements referenced above. Members of the Committee shall serve until the next Annual Meeting of the Board or until their successors are appointed.

7.
Annual Review. The Committee shall annually (1) review and, if appropriate, update this Charter, and (2) review and evaluate the performance of its duties.

C.    AUTHORITY AND RESPONSIBILITIES

General

Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

Relationship With Independent Auditor

1.
Selection. The Committee shall be directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor.

2.
Independence. At least annually, the Committee shall assess the independent auditor's independence. In connection with this assessment, the Committee shall obtain and review a report by the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board No. 1. The Committee shall engage in active dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Committee shall also confirm that no partner of the independent auditor on the audit engagement team has performed audit services for longer than the time permitted by Securities and Exchange Commission rules and regulations.

3.
Quality Control Report. At least annually, the Committee shall obtain and review a report by the independent auditor describing:

•
the Company's internal quality control procedures; and

•
any material issues raised by the most recent internal quality control review, or peer review, of the Company, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues.

4.
Compensation. The Committee shall be directly responsible for setting the compensation of the independent auditor. The Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Committee.

5.
Pre-approval of Services. The Committee shall pre-approve all services (audit and non-audit) to be provided to the Company by the independent auditor. Such pre-approval may be delegated to a subcommittee comprised of one or more Committee members. A decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Committee at its next scheduled meeting.

6.
Oversight. The independent auditor shall report directly to the Committee, and the Committee shall be directly responsible for oversight of the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. The Committee shall, from time to time as appropriate:

•
receive and consider the reports required to be made by the independent auditor regarding:

–
critical accounting policies and practices;

    –
    alternative treatments within generally accepted accounting principles ("GAAP") for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

    –
    other material written communications between the independent auditor and Company management.

  •
  review with the independent auditor:

  –
  audit problems or difficulties the independent auditor encountered in the course of the audit work and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information and any significant disagreements with management;

  –
  the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

  –
  analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

  –
  the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Company; and

  –
  the matters required to be discussed by Statement of Auditing Standards No. 61.

  •
  verify that the independent auditor is registered with the Public Company Accounting Oversight Board ("PCAOB"), review any public reports of the PCAOB disciplining the independent auditor, and review inspection reports of the independent auditor.

Audited Financial Statements

7.
Discussion of Audited Financial Statements. The Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".

8.
Recommendation to Board Regarding Financial Statements. The Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K, and communicate its recommendation to the Board of Directors.

9.
Audit Committee Report. The Committee shall prepare an annual report for inclusion where necessary in the Company's annual proxy statement of the Company relating to its annual meeting of shareholders.

Review of Other Financial Disclosures

10.
Independent Auditor Review of Interim Financial Statements. The Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information.

11.
Quarterly Financial Statements. The Committee shall discuss with the Company's management and independent auditor the Company's quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

Controls and Procedures

12.
Oversight. The Committee shall coordinate the Board of Directors' oversight of the Company's internal control over financial reporting, the Company's disclosure controls and procedures and the Company's code of business conduct and ethics. The Committee shall receive and review the reports of the Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act and Rules 13a-14 and 13a-15 of the Exchange Act.

13.
Internal Audit Function. The Committee shall coordinate the Board of Directors' oversight of the performance of the Company's internal audit function.

14.
Risk Management. The Committee shall discuss the Company's policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company's exposure to risk is handled.

15.
Procedures for Complaints. The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16.
Engagement of Advisors. The Committee shall have the authority to engage independent counsel and other advisors as the Committee deems necessary to carry out its duties.

17.
Related Party Transactions. All related party transactions require the review and approval of the Committee.

D.    PROCEDURES AND ADMINISTRATION

1.
Meetings. The Committee shall meet at least two (2) times each year, and as often as it deems necessary in order to perform its responsibilities. The Committee shall periodically, and at least once a year, meet separately with the independent auditor and the Company's management. Meetings may also be held telephonically and actions may be taken by unanimous written consent. A majority of the members of the Committee shall constitute a quorum of the Committee. The vote of a majority of the members of the full Committee shall be the act of the Committee. Except as expressly provided in the Charter or the By-laws of the Company or as required by law, regulations or NASDAQ listing standards, the Committee shall fix its own rules of procedures.

2.
Reports to the Board. The Committee shall report regularly to the Board of Directors, and shall review with the Board of Directors any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, and the performance of the internal audit function.

PROXY

SONESTA INTERNATIONAL HOTELS CORPORATION

PROXY For Special Meeting of Stockholders—November 9, 2004
To be held at Sonesta's Corporate Offices
116 Huntington Avenue, Floor 9, Boston, Massachusetts

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation, hereby constitutes and appoints BOY VAN RIEL and DAVID RAKOUSKAS and each of them, the true and lawful attorneys and proxies of the undersigned with power of substitution in each of them and their respective substitute(s), for and in the name of the undersigned to vote the COMMON STOCK which the undersigned is entitled to vote at the Special Meeting of Stockholders of Sonesta International Hotels Corporation, to be held on November 9, 2004 at 9:00 A.M., and at any adjournment(s) thereof, to the same extent and with all powers which the undersigned would possess if personally present. A majority of such attorneys and proxies or their substitute(s), or if only one be present and acting at such meeting, then that one, shall have and may exercise all of the powers of all of said attorneys and proxies. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement furnished therewith, each dated October 23, 2004.

(Continued and to be SIGNED on the other side)

SPECIAL MEETING OF STOCKHOLDERS OF

SONESTA INTERNATIONAL HOTELS CORPORATION

November 9, 2004

Please date, sign and mail your proxy card
in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☐

		FOR	AGAINST	ABSTAIN
1.	Proposal to amend the Company's Restated Certificate of Incorporation to comply with the rules and regulations of the Securities and Exchange Commission and NASDAQ, including eliminating Article SEVENTH which includes a requirement for annual stockholder election of the Company's auditors.	☐	☐	☐
2.
	Proposal to amend the Company's By-laws to comply with the rules and regulations of the Securities and Exchange Commission and NASDAQ, including eliminating Article X which includes the manner of selection of the Company's auditors and a requirement for annual stockholder election of the Company's auditors.	☐	☐	☐
3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS NO. 1 AND NO. 2.

PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY.

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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PROXY STATEMENT SPECIAL MEETING OF STOCKHOLDERS November 9, 2004
PROPOSAL 1 AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
PROPOSAL 2 AMENDMENT TO THE COMPANY'S BY-LAWS
PRINCIPAL STOCKHOLDERS
HOUSEHOLDING OF SPECIAL MEETING MATERIALS
MISCELLANEOUS
  Appendix A
  PROXY